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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 1999

                         COMMISSION FILE NUMBER: 1-6828

                            STARWOOD HOTELS & RESORTS
     (Exact name of registrant as specified in its organizational documents)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-0901263
                      (I.R.S. employer identification no.)

                             777 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

                         COMMISSION FILE NUMBER: 1-7959

                    STARWOOD HOTELS & RESORTS WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                                    MARYLAND
         (State or other jurisdiction of incorporation or organization)

                                   52-1193298
                      (I.R.S. employer identification no.)

                             777 WESTCHESTER AVENUE
                          WHITE PLAINS, NEW YORK 10604
          (Address of principal executive offices, including zip code)

                                 (914) 640-8100
              (Registrant's telephone number, including area code)

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ITEM 1: CHANGES IN CONTROL OF THE REGISTRANT and

ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

         On January 6, 1999, Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation"), and Starwood Hotels & Resorts, a Maryland real estate investment trust (the "Trust" and, together with the Corporation, "Starwood Hotels"), completed the restructuring of Starwood Hotels (the "Restructuring") in accordance with the Agreement and Plan of Restructuring (the "Restructuring Agreement"), dated as of September 16, 1998 and amended as of November 30, 1998, among the Corporation, ST Acquisition Trust, a Maryland real estate investment trust and a wholly owned subsidiary of the Corporation ("Merger Sub"), and the Trust.

         Pursuant to the terms of the Restructuring Agreement, Merger Sub merged with and into the Trust (the "Merger"). As a result of the Merger, the Trust became a subsidiary of the Corporation. Each issued and outstanding common share of beneficial interest, par value $.01 per share, of Merger Sub was converted into one validly issued, fully paid and nonassessable Class A share of beneficial interest, par value $.01 per share ("Class A Share"), of the Trust. The Corporation has 100% voting control over the Trust through its ownership of the Class A Shares.

         Under the terms of the Restructuring Agreement, all common shares of beneficial interest, par value $.01 per share ("Trust Shares"), of the Trust that had been acquired by the Trust or by any of its wholly owned subsidiaries and Trust Shares owned by the Corporation or any of its wholly owned subsidiaries were canceled and no cash, shares of beneficial interest in the Trust or other consideration was delivered in exchange therefor. Each Trust Share issued and outstanding immediately prior to the effective time of the Restructuring (the "Effective Time") (other than Trust Shares canceled as described above) was converted into one Class B share of beneficial interest, par value $.01 per share ("Class B Share"), of the Trust. Each share of the Class A Exchangeable Preferred Shares, par value $.01 per share ("Class A EPS"), of the Trust remained outstanding and became exchangeable pursuant to its terms for one Class B Share and one share of common stock, par value $.01 per share ("Corporation Share"), of the Corporation (subject to adjustment in certain circumstances). Each share of the Class B Exchangeable Preferred Shares, par value $.01 per share ("Class B EPS"), of the Trust remained outstanding and continued to be convertible pursuant to its terms into one share of Class A EPS (subject to adjustment in certain circumstances).

         Subject to certain conditions, holders of Class B Shares are entitled to receive a non-cumulative annual dividend, at an initial annual rate of $.60 per share, to the extent the dividend is authorized by the Board of Trustees of the Trust. The dividend may increase after 1999 pursuant to a formula, and may not be paid under certain circumstances. Unless dividends for the then current quarterly dividend period have been paid on the Class B Shares, the Trust will not be permitted to pay a dividend on the Class A Shares (except in certain circumstances), all of which will be initially held by the Corporation. The holders of Class B Shares are not entitled to vote, except upon matters materially and adversely affecting the rights of holders of Class B Shares disproportionately to the effect on holders of Class A Shares. Upon liquidation of the Trust, assets of the Trust remaining after all liabilities of the Trust have been satisfied and after the liquidation preferences of any preferred shares of beneficial interest in the Trust have been paid in full will be distributed as follows: first, the holders of the Class A Shares will be entitled to receive the aggregate book value of the total equity of the Trust on December 31, 1998, as shown on the balance sheet of the Trust filed with the SEC, less the amount of such book value represented by the Class A EPS and the Class B EPS (at September 30, 1998, such amount was approximately $7.0 billion); second, the holders of Class B Shares (together with the holders of the Class A EPS and Class B EPS) will have the right to receive 10% of any remaining assets of the Trust; and third, the holders of the Class A Shares will have the right to receive the remaining 90%.


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         Prior to the Restructuring, the Corporation Shares and the Trust Shares
were "paired" on a one-to-one basis pursuant to a Pairing Agreement dated as of June 25, 1980 (as amended from time to time, the "Pairing Agreement"), and were held and transferred only in combined units of one Corporation Share and one Trust Share. In the Restructuring, the Pairing Agreement was amended and restated, and renamed the "Intercompany Agreement." Pursuant to the Intercompany Agreement, the Class B Shares, and not the Trust Shares, are attached to and trade together with the Corporation Shares. The Class A Shares, which are all owned by the Corporation, are not required to be held and transferred with any shares of stock of the Corporation.

         The Restructuring may be deemed to be a change in control of the Trust, in that the holders of Class B Shares have indirect control over the Trust through their concurrent ownership of the Corporation Shares, but no longer have direct voting control over the Trust.

         The other information required by these items has been previously reported by Starwood Hotels and is included or incorporated by reference in Starwood Hotels' Joint Proxy Statement dated December 3, 1998 (the "Joint Proxy Statement").

         As previously announced, and consistent with the Restructuring, Barry
S. Sternlicht is Chairman and Chief Executive Officer of the Corporation, and Richard D. Nanula is President and Chief Operating Officer of the Corporation.


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ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired.

         The financial statements of the Trust required by this item have been previously reported by Starwood Hotels and are incorporated by reference in the Joint Proxy Statement.

         (b) Pro Forma Financial Information.

         The pro forma financial information required by this item has been previously reported in the Joint Proxy Statement.

         (c) Exhibits

         2.1 Agreement and Plan of Restructuring (the "Restructuring Agreement"), dated as of September 16, 1998 and amended as of November 30, 1998, among the Corporation, Merger Sub, and the Trust (incorporated by reference to Annex A to the Joint Proxy Statement).

         2.2 Amended and Restated Declaration of Trust of the Trust (incorporated by reference to Exhibit 1 of the Trust's Registration Statement on Form 8-A filed on December 21, 1998, except that the following changes were made on January 6, 1999, upon the filing by the Trust and Merger Sub of the Articles of Merger of Merger Sub into the Trust (the "Articles of Merger") with, and the acceptance thereof for record by, the State Department of Assessments and Taxation of the State of Maryland (the "SDAT"): Section 6.14 specifies January 6, 1999 as the date of the Intercompany Agreement; Section 6.19.1 specifies January 6, 1999 as the date of the acceptance for record by the SDAT of the Articles of Merger; and the definition of "Intercompany Agreement" in Section 6.19.2 specifies January 6, 1999 as the date of the Intercompany Agreement).

         2.3 Bylaws of the Trust (incorporated by reference to Exhibit 2 of the Trust's Registration Statement on Form 8-A filed on December 21, 1998).

         2.4 Amended and Restated Intercompany Agreement dated as of January 6, 1999, between the Corporation and the Trust (incorporated by reference to Exhibit 3 of the Trust's Registration Statement on Form 8-A filed on December 21, 1998, except that on January 6, 1999, the Intercompany Agreement was executed and dated as of January 6, 1999).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARWOOD HOTELS & RESORTS              STARWOOD HOTELS & RESORTS
                                       WORLDWIDE, INC.



By:    /s/ Steven R. Goldman           By:    /s/ Thomas C. Janson, Jr.
       ------------------------               ---------------------------------
Name:  Steven R. Goldman               Name:  Thomas C. Janson, Jr.
Title: Executive Vice President        Title: Executive Vice President, General
                                              Counsel and Secretary



Dated: January 20, 1999


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                                LIST OF EXHIBITS

EXHIBIT           DESCRIPTION

2.1 Agreement and Plan of Restructuring (the "Restructuring Agreement"), dated as of September 16, 1998 and amended as of November 30, 1998, among the Corporation, Merger Sub, and the Trust (incorporated by reference to Annex A to the Joint Proxy Statement).

2.2 Amended and Restated Declaration of Trust of the Trust (incorporated by reference to Exhibit 1 of the Trust's Registration Statement on Form 8-A filed on December 21, 1998, except that the following changes were made on January 6, 1999, upon the filing by the Trust and Merger Sub of the Articles of Merger of Merger Sub into the Trust (the "Articles of Merger") with, and the acceptance thereof for record by, the State Department of Assessments and Taxation of the State of Maryland (the "SDAT"): Section 6.14 specifies January 6, 1999 as the date of the Intercompany Agreement; Section 6.19.1 specifies January 6, 1999 as the date of the acceptance for record by the SDAT of the Articles of Merger; and the definition of "Intercompany Agreement" in Section 6.19.2 specifies January 6, 1999 as the date of the Intercompany Agreement).

2.3 Bylaws of the Trust (incorporated by reference to Exhibit 2 of the Trust's Registration Statement on Form 8-A filed on December 21, 1998).

2.4 Amended and Restated Intercompany Agreement dated as of January 6, 1999, between the Corporation and the Trust (incorporated by reference to Exhibit 3 of the Trust's Registration Statement on Form 8-A filed on December 21, 1998, except that on January 6, 1999, the Intercompany Agreement was executed and dated as of January 6, 1999).


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